LKCM FUNDS



                             LKCM INTERNATIONAL FUND


                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102










                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 1997









THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE LKCM INTERNATIONAL FUND DATED DECEMBER 30, 1997, AS SUCH PROSPECTUS MAY BE SUPPLEMENTED OR REVISED FROM TIME TO TIME. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE LKCM FUNDS AT (800) 688-LKCM (OPTION 1).


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                                TABLE OF CONTENTS


                                                                 PAGE

INVESTMENT OBJECTIVE AND POLICIES.................................4
   EQUITY SECURITIES..............................................4
     PREFERRED STOCK..............................................4
     WARRANTS AND RIGHTS..........................................4
     CONVERTIBLE SECURITIES.......................................4
   FIXED INCOME SECURITIES........................................4
     U.S. GOVERNMENT SECURITIES...................................4
     CORPORATE DEBT SECURITIES....................................5
   DERIVATIVE INSTRUMENTS.........................................5
     OPTIONS......................................................5
     OPTIONS ON FOREIGN CURRENCIES................................6
     FUTURES CONTRACTS............................................7
     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS..................7
     RISK FACTORS IN FUTURES TRANSACTIONS.........................8
     RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS,
      AND OPTIONS ON FOREIGN CURRENCIES...........................9
     COMBINED TRANSACTIONS........................................9
     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.............9
   ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES................10
     ILLIQUID INVESTMENTS........................................10
     RESTRICTED SECURITIES.......................................10
   SECURITIES LENDING............................................10
   REPURCHASE AGREEMENTS.........................................11
   OTHER INVESTMENT COMPANIES....................................11
INVESTMENT LIMITATIONS...........................................11
MANAGEMENT.......................................................13
   INVESTMENT ADVISER............................................13
   INVESTMENT SUBADVISER.........................................13
   CUSTODIAN.....................................................13
   DISTRIBUTOR...................................................13
   TRUSTEES AND OFFICERS.........................................14
   PRINCIPAL SHAREHOLDERS........................................14
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................14
PURCHASE, REDEMPTION, AND PRICING OF SHARES......................15
   PURCHASE OF SHARES............................................15
   REDEMPTION OF SHARES..........................................16
   PRICING OF SHARES.............................................16
DIVIDENDS, OTHER GAIN DISTRIBUTIONS, AND TAXES...................16
   GENERAL.......................................................16
   TAXES - INVESTMENTS IN FOREIGN SECURITIES.....................17
PERFORMANCE INFORMATION..........................................18
   TOTAL RETURN..................................................18
   OTHER INFORMATION.............................................18
   COMPARISON OF FUND PERFORMANCE................................19
GENERAL INFORMATION..............................................19
   DESCRIPTION OF SHARES AND VOTING RIGHTS.......................19
   SHAREHOLDER AND TRUSTEE LIABILITY.............................19


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   AUDITORS......................................................20
   CODE OF ETHICS................................................20


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THESE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS DATED DECEMBER 30, 1997, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.


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                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of LKCM International Fund (the "Fund") are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Description of Securities and Other Investment Policies."


EQUITY SECURITIES

         The equity securities in which the Fund may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

         PREFERRED STOCK. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

         WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk that the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.



FIXED INCOME SECURITIES

         The fixed-income securities in which the Fund may invest include U.S. Government securities and corporate debt.

         U.S. GOVERNMENT SECURITIES. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association ("SLMA") and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies'


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obligations; while still others, such as the SLMA, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

         The Fund may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations ( corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

         CORPORATE DEBT SECURITIES. The Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments). The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.



DERIVATIVE INSTRUMENTS

         In pursuing its investment objectives, the Fund may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

         OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

         There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index


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purchased by the Fund, movements in the index may result in a loss to the Fund;
however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         The Fund is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

         There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Fund will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P's or "P-1" from Moody's Investors Services, Inc. or an equivalent rating from any other nationally recognized statistical rating organization.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund can write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


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         The Fund can write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

         The Fund also can write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security currency on index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

         Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

         Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

         Regulations of the CFTC applicable to the Fund require that it use futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that the Fund's futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount in the case of options that are "in-the-money" at the time of purchase, may not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets. The Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.


                                      B-7


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These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Fund can use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Fund may use.

         In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

         The Fund also can use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund's custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. Alternatively, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.



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         Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When the Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission ("SEC"), as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         COMBINED TRANSACTIONS. The Fund can enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that

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segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

         ILLIQUID INVESTMENTS. The Fund may invest up to 15% of their securities respective net assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Fund's investments and, through reports from the Subadviser and the Fund's administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Fund's investments, the Subadviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to over-the-counter ("OTC") options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. The Fund will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Fund would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Subadviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, either Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

         RESTRICTED SECURITIES. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.



SECURITIES LENDING

         The Fund may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. In addition, they will only be made if, in the Subadviser's judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

         It is the Fund's understanding that the current view of the staff of the SEC is that the Fund can engage in securities loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Fund. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Fund always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.



OTHER INVESTMENT COMPANIES

         The Fund may invest in other investment companies to the extent permitted under the 1940 Act, which includes up to 10% of its total assets in other investment companies. Not more than 5% of the Fund's total assets may be invested in the securities of any one investment company nor may the Fund acquire more than 3% of the voting securities of any other investment company. In addition to the advisory fees and other expenses the Fund bear directly in connection with their own operations, as shareholders of another investment company, the Fund would bear their pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.



                             INVESTMENT LIMITATIONS

         The Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

         As a matter of fundamental policy, the Fund will not:

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

         (6) borrow money, except (i) from banks as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

         (7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities);

         (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

         (9) issue senior securities, except that this limitation shall not apply to: (i) evidence indebtedness which the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

         The Fund is also subject to the following restrictions which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

         (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

         (b) pledge, mortgage, or hypothecate any of its assets to an extent greater than 331/3% of its total assets at fair market value;

         (c) invest more than an aggregate of 15% of its net assets in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain OTC options;

         (d) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

         (e) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

         With the exception of fundamental investment limitation (6), if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's assets will not require the sale of securities.

                                   MANAGEMENT



INVESTMENT ADVISER

         The investment adviser to the Fund is Luther King Capital Management Corporation. The Fund and the Adviser have entered into an Investment Advisory Agreement dated June 21, 1994, as supplemented on December 30, 1997 (the "Advisory Agreement"). The Advisory Agreement, as it relates to the Fund, was approved initially by the Board of Trustees on November 13, 1997. By its terms, the Advisory Agreement continues in effect for a period of two years from the date of the Agreement, and thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Agreement can be terminated, without penalty, with respect to the Fund on 60 days' written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities. The Adviser can terminate the Advisory Agreement with respect to the Fund, without penalty, on 90 days' written notice. In addition, the Advisory Agreement will terminate automatically in the event of its assignment. The Adviser is a corporation of which J. Luther King, Jr. is a "controlling person" (as that term is defined in the rules and regulations of the SEC).



INVESTMENT SUBADVISER

         The investment subadviser to the Fund is TT International Investment Management, doing business as TT International. The Adviser and the Subadviser have entered into an Investment Subadvisory Agreement ("Subadvisory Agreement") dated December 30, 1997. By its terms, the Subadvisory Agreement continues in effect for a period of two years from the date of the Subadvisory Agreement, and thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Subadvisory Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Subadvisory Agreement can be terminated, without penalty, on 60 days' written notice by the Board of Trustees, by the Adviser or by vote of a majority of the outstanding voting securities of the Fund. The Subadviser can terminate the Subadvisory Agreement, without penalty, on 90 days' written notice. In addition, the Subadvisory Agreement will terminate automatically in the event of its assignment. The Subadviser is a partnership controlled by Timothy A. Tacchi, who owns 67% of the partnership's participation interests. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is authorized to conduct its investment business in the United Kingdom by the Investment Management Regulatory Organization Limited (IMRO).



CUSTODIAN

         As custodian of the Fund's assets, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.



DISTRIBUTOR

         Shares of the Fund are distributed through First Data Distributor Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts 01581, a registered broker-dealer. Jacqui Brownfield, an employee of the Adviser and an officer of the Trust, is a registered representative of the Distributor.

TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

         J. LUTHER KING, JR.*; 57; 301 Commerce Street, Fort Worth, Texas 76102; Chairman of the Board of Trustees, President, Chief Executive Officer and Manager of the Trust; President, Luther King Capital Management Corporation.

         H. KIRK DOWNEY; 55; 2900 Lubbock Street, Fort Worth, Texas 76109; Trustee of the Trust; Dean, M.J. Neeley School of Business, Texas Christian University Business School.

         EARLE A. SHIELDS, JR.; 77; 53 Westover Terrace, Fort Worth, Texas 76107; Trustee of the Trust; Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.

         PAUL W. GREENWELL; 47; 301 Commerce Street, Fort Worth, Texas 76102; Vice President of the Trust; Vice President, Luther King Capital Management Corporation.

         JACQUI BROWNFIELD; 37; 301 Commerce Street, Fort Worth, Texas 76102; Secretary and Treasurer of the Trust; Fund Administrator, Luther King Capital Management Corporation.

* Trustee Mr. King is an "interested person" of the Trust (as defined in the 1940 Act), because of his affiliation with the Adviser.

         Trustees other than those who are officers or affiliated with the Adviser receive an annual fee of $8,000 plus a meeting fee of $1,000 for each meeting attended and are reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees. The Trust's officers and employees are paid by the Adviser or the Administrator.

         The following table shows the estimated compensation to be earned by each Trustee for the fiscal year ending December 31, 1998.


                                                         COMPENSATION TABLE


                                                                                                            Total Compensation
                                      Aggregate        Pension or Retirement        Estimated Annual      From the Trust and the
        Name of Person,             Compensation      Benefits Accrued as Part       Benefits Upon         LKCM Family of FUNDS
            Position               From the Trust     of the Trust's Expenses          Retirement            Paid to Trustees


H. Kirk Downey, Trustee                $12,000                   $0                        $0                     $12,000
J. Luther King, Trustee                  $0                      $0                        $0                       $0
Earle A. Shields, Jr., Trustee         $12,000                   $0                        $0                     $12,000


PRINCIPAL SHAREHOLDERS

         As of the date of this Statement of Additional Information, the Adviser is the sole shareholder of the Fund.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Subadvisory Agreement authorizes the Subadviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Subadviser to use its best efforts to obtain the best execution with respect to all transactions for the Fund. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may cause the Fund to pay higher commission rates than the lowest available when the Subadviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various clients, including the Fund, although not all of these services are necessarily useful and of value in managing the Fund.

         It is not the Subadviser's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Subadviser may place orders with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of shares of the Fund for their clients.

         Some securities considered for investment by the Fund may also be appropriate for other clients served by the Subadviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Subadviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Subadviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

         The Subadviser manages the Fund without regard generally to restrictions on Fund turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the Fund turnover rate for the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of Fund turnover, the higher these transaction costs borne by the Fund generally will be.

         The Fund turnover rate is calculated by dividing (i) the lesser of purchases or sales of securities for the particular fiscal year by (ii) the monthly average of the value of the securities owned by the Fund during the particular fiscal year. In calculating the rate of Fund turnover, there is excluded from both (i) and (ii) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.



                   PURCHASE, REDEMPTION, AND PRICING OF SHARES



PURCHASE OF SHARES

         Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

         Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by the Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase.

         Shares of the Fund are not qualified or registered for sale in all states. Shares of the Fund may not be offered or sold in any state unless registered or qualified in the jurisdiction unless an exemption from registration or qualification is available.

         The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares. The officers of the Trust may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by employees of the Adviser.

REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such "in-kind" redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described in the Prospectus under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined.

         Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $1,000. Investors will be notified that the value of their account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the minimum before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

         No fee is charged by the Trust for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.



PRICING OF SHARES

         The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined as described in the Prospectus. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



                    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES



GENERAL

         It is the Fund's policy to distribute all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid federal income tax on it and the imposition of the federal excise tax on certain undistributed income and capital gain.

         To avoid federal income tax on income and gains that are distributed, the Fund must qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. These require ments include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, and Forward Contracts) derived with re spect to its business of investing in securities or those currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Any use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith.

         The Fund also intends to declare and pay dividends and capital gain distributions so as to avoid imposition of federal excise tax.

         Undistributed net investment income and net realized gains are included in the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-distribution" date, the net asset value per share excludes the distribution (i.e., is reduced by the per share amount of the distribution). Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor.

         As stated in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and other distributions are automatically paid in additional Fund shares at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and other distributions in additional shares at net asset value) or the Cash Option (both income dividends and other distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or other distribution is paid.



TAXES - INVESTMENTS IN FOREIGN SECURITIES

         Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign sources non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on the disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed by the Fund to its shareholders -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

         Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of investment company taxable income available to the Fund for distribution to its shareholders.



                             PERFORMANCE INFORMATION



TOTAL RETURN

         Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                  P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.



OTHER INFORMATION

         The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

COMPARISON OF FUND PERFORMANCE

         The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

         The Fund may from time to time use various unmanaged indices for performance comparison purposes, including the following indices:

         S&P 500--The S&P 500 is a Fund of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

         EAFE Index--The EAFE Index is an unmanaged index representing the market value weighted price of stocks of approximately 1100 companies screened for liquidity, cross-ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East. The Index is compiled by Morgan Stanley Capital International.



                               GENERAL INFORMATION



DESCRIPTION OF SHARES AND VOTING RIGHTS

         The Fund is a series of LKCM Funds, which was established under Delaware law by a Declaration of Trust dated February 10, 1994. The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Funds") of shares. Currently, the Trust offers five series. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

         The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes nor of changing the method of distribution of shares of the Funds.

         When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.



SHAREHOLDER AND TRUSTEE LIABILITY

         The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.



AUDITORS

         Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, serves as the Trust's independent auditors, whose services include examination of the Trust' financial statements and the performance of other related audit and tax services.



CODE OF ETHICS

         The Trust has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Trust and imposes certain disclosure and reporting obligations.

                                   LKCM FUNDS



                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND


                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102










                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 30, 1997









THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE LKCM BALANCED AND LKCM FIXED INCOME FUNDS DATED DECEMBER 30, 1997, AS SUCH PROSPECTUS MAY BE SUPPLEMENTED OR REVISED FROM TIME TO TIME. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE LKCM FUNDS AT (800) 688-LKCM (OPTION 1).

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES                                     B- 4
     Equity Securities                                                 B- 4
          Preferred Stock                                              B- 4
          Warrants and Rights                                          B- 4
          Convertible Securities                                       B- 4
          Securities Subject to Reorganization                         B- 5
     Fixed-Income Securities                                           B- 6
          U. S. Government Securities                                  B- 6
          Corporate Debt Securities                                    B- 6
          Mortgage-Related Securities                                  B- 6
          Asset-Backed Securities                                      B- 9
     Factors Relating to Investing in Mortgage-Related and
          Asset-Backed Securities                                      B- 9
     Temporary Investments                                             B-10
     Derivative Instruments                                            B-11
          Options                                                      B-11
          Options on Foreign Currencies                                B-12
          Futures Contracts                                            B-12
          Forward Foreign Currency Exchange Contracts                  B-13
          Risk Factors in Futures Transactions                         B-14
          Risks of Options on Futures, Forward Contracts,
               and Options on Foreign Currencies                       B-14
          Combined Transactions                                        B-15
          Asset Coverage for Futures and Options Positions             B-15
     Illiquid Investments, Restricted Securities and Private
               Placement Offerings                                     B-15
          Illiquid Investments                                         B-15
          Restricted Securities                                        B-16
          Private Placement Offerings                                  B-16
     Securities Lending                                                B-16

INVESTMENT LIMITATIONS                                                 B-16

MANAGEMENT                                                             B-18
     Investment Adviser                                                B-18
     Custodian                                                         B-18
     Distributor                                                       B-19
     Trustees and Officers                                             B-19

FUND TRANSACTIONS AND BROKERAGE                                        B-20

PURCHASE, REDEMPTION, AND PRICING OF SHARES                            B-20
     Purchase of Shares                                                B-20
     Redemption of Shares                                              B-21
     Pricing of Shares                                                 B-21

DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES                                B-21
      General                                                            B-21
      Taxes - Investments in Foreign Securities                          B-22

PERFORMANCE INFORMATION                                                  B-23
     Total Return                                                        B-23
     Yield                                                               B-23
     Other Information                                                   B-24
     Comparison of Portfolio Performance                                 B-24

GENERAL INFORMATION                                                      B-24
     Description of Shares and Voting Rights                             B-24
     Shareholder and Trustee Liability                                   B-25
     Auditors                                                            B-25
     Code of Ethics                                                      B-25


APPENDIX                                                                 B-26
     Description of Bond Ratings                                         B-26





NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THESE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS DATED DECEMBER 30, 1997, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the LKCM Balanced Fund (the "Balanced Fund") is to seek to provide investors with current income and capital appreciation. The investment objective of the LKCM Fixed Income Fund (the "Fixed Income Fund") is to seek to provide investors with current income.

     The investment objective and policies of each Fund are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Description of Securities and Other Investment Policies."


EQUITY SECURITIES

     The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

     PREFERRED STOCK. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     CONVERTIBLE SECURITIES. (These are also included in the category of "Fixed-Income Security" in the Prospectus.) A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk that the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

     As disclosed in the Prospectus, up to 5% of the Balanced Fund's assets may be invested in non-investment grade debt securities. The market values of these securities tend to be less sensitive to changes in prevailing interest rates than high-quality securities, but more sensitive to individual corporate developments than higher-quality securities. Such securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

     Even securities rated Baa or BBB by Moody's Investor Services Inc. ("Moody's") and Standard & Poor's ("S&P") respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     The Funds will rely on the judgment, analysis and experience of Luther King Capital Management Corporation, the investment adviser to the Funds (the "Adviser"), in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of securities will adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust's Board of Trustees or its Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     SECURITIES SUBJECT TO REORGANIZATION. The Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The

Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

FIXED-INCOME SECURITIES

     The fixed-income securities in which the Funds may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities.

     US. GOVERNMENT SECURITIES. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association ("SLMA") and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the SLMA, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

     The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations ( corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

     CORPORATE DEBT SECURITIES. A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that the Balanced Fund may invest up to 5% of its total assets in non-investment grade securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     MORTGAGE-RELATED SECURITIES. The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMO"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ form other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising form prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the GNMA, the FNMA, and the FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government , the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow form the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

     Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received form the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 ("1940 Act), as investments by the Funds in other investment companies. In addition, in reliance on earlier SEC interpretations, the Funds' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed assets issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them form all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their total assets in all such entities. In addition, not more than 5% of each Fund's total assets may be invested in the securities of any one investment company nor may either Fund acquire more than 3% of the voting securities of any single such entity.

     The Funds may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARMs maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "Securities Act"). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed "illiquid" and subject to Funds' limitations on investment in illiquid securities as discussed herein.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all or the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity form these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities as discussed herein.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

     ASSET-BACKED SECURITIES. The Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting form such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds form repossessed collateral may not always be sufficient to support payment on these securities.

TEMPORARY INVESTMENTS

     The temporary investments that the Funds may make include:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S.
     banks, it is a member of the Federal Deposit Insurance Corporation.

          (2) Commercial paper which at the time of purchase is rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

          (3) Short-term corporate obligations rated in the highest rating category by a NRSRO, at time of purchase;

          (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, FNMA, Federal Financing Bank, the Tennessee Valley Authority, and others; and

          (6) Repurchase agreements collateralized by those securities listed above.

DERIVATIVE INSTRUMENTS

     In pursuing their respective investment objectives, the Funds may, to a limited extent, purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

     OPTIONS. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

     There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

     There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P's or "P-1" from Moody's or an equivalent rating from any other NRSRO.

     OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transaction in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

     The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security currency on index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

     Regulations of the CFTC applicable to the Funds require that they use futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that a Fund's futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount in the case of options that are "in-the-money" at the time of purchase, may not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets. A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

     In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

     The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds' custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Funds' commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     RISKS OF OPTIONS ON FUTURES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     COMBINED TRANSACTIONS. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS.

     ILLIQUID INVESTMENTS. The Funds may invest up to 15% of their securities respective net assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of a Fund's investments and, through reports from the Adviser and the Funds' administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to over-the-counter ("OTC") options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. The Funds will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Funds would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, either Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund(s) may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund(s) may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

     PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4 (2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

SECURITIES LENDING

     Each Fund may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. In addition, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

     It is the Adviser's understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.


                             INVESTMENT LIMITATIONS

     The Funds are subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

     As a matter of fundamental policy, each Fund will not:

          (1) invest in physical commodities or contracts on physical commodities;

          (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

          (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

          (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

          (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or
     (ii) in connection with reverse repurchase agreements provided that (i) and
     (ii) in combination do not exceed 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

          (7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities);

          (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

          (9) issue senior securities, except that this limitation shall not apply to: (i) evidence indebtedness which the Fund is permitted to incur;
     (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

     The Funds are also subject to the following restrictions which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

          (a) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

          (b) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

          (c) invest more than an aggregate of 15% of its net assets in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain OTC options;

          (d) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

          (e) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     With the exception of fundamental investment limitation (6), if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's assets will not require the sale of securities.





                                   MANAGEMENT

INVESTMENT ADVISER

     The investment adviser to the Funds, Luther King Capital Management Corporation, was founded in 1979 and is located at 301 Commerce Street, Fort Worth, Texas 76102. The Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and high net-worth investors.

     Under the Investment Advisory Agreement ("Agreement") with the Funds, dated June 21, 1994, as supplemented on December 30, 1997, the Adviser, subject to the control and supervision of the Board of Trustees and in conformance with the stated investment objectives and policies of the Funds, manages the investment and reinvestment of the assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds purchase and sales orders for investment securities. As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Funds and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Balanced Fund pays the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to .65% of the Fund's average daily net assets for the quarter and the Fixed Income Fund pays the Adviser an advisory fee equal on an annual basis to .50% of the Fund's average daily net assets for the quarter. For the fiscal year ended December 31, 1998, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse expenses to the extent necessary to keep total operating expenses from exceeding
 .80% for the Balanced Fund, and .65% for the Fixed Income Fund. Thereafter, the Adviser may from time to time waive advisory fees and/or reimburse expenses for a Fund.

         The Agreement as it relates to the Balanced and Fixed Income Funds was approved initially by the Board of Trustees on November 13, 1997. By its terms, the Agreement continues in effect for a period of two years from the date of the Agreement, and thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of a Fund; in such event, continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Agreement is terminated, without penalty, with respect to a Fund on 60 days' written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. The Adviser may terminate the Agreement with respect to a Fund, without penalty, on 90 days' written notice. In addition, the Agreement will terminate automatically in the event of its assignment.

     The Adviser is a corporation of which J. Luther King, Jr. is a "controlling person" (as that term is defined in the rules and regulations of the SEC).

CUSTODIAN

     As custodian of each Fund's assets, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

DISTRIBUTOR

     Shares of the Funds are distributed through First Data Distributor Inc. (the "Distributor"), 4400 Computer Drive, Westboro, Massachusetts 01581, a registered broker-dealer. Jacqui Brownfield, an employee of the Adviser and an officer of the Trust, is a registered representative of the Distributor.


TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

     J. LUTHER KING, JR.*; 57; 301 Commerce Street, Fort Worth, Texas 76102; Chairman of the Board of Trustees, President, Chief Executive Officer and Manager of the Trust; President, Luther King Capital Management Corporation.

     H. KIRK DOWNEY; 55; 2900 Lubbock Street, Fort Worth, Texas 76109; Trustee of the Trust; Dean, M.J. Neeley School of Business, Texas Christian University Business School.

     EARLE A. SHIELDS, JR.; 77; 53 Westover Terrace, Fort Worth, Texas 76107; Trustee of the Trust; Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.

     PAUL W. GREENWELL; 47; 301 Commerce Street, Fort Worth, Texas 76102; Vice President of the Trust; Vice President, Luther King Capital Management.

     JACQUI BROWNFIELD; 37; 301 Commerce Street, Fort Worth, Texas 76102; Secretary and Treasurer of the Trust; Fund Administrator, Luther King Capital Management.


* Trustee Mr. King is an "interested person" of the Trust (as defined in the 1940 Act), because of his affiliation with the Adviser.

     Trustees other than those who are officers or affiliated with the Adviser receive an annual fee of $8,000 plus a meeting fee of $1,000 for each meeting attended and are reimbursed for expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees. The Trust's officers and employees are paid by the Adviser or the Administrator.

     The following table shows the estimated compensation to be earned by each Trustee for the fiscal year ending December 31, 1998.

                                                    COMPENSATION TABLE
                                                                                                            TOTAL COMPENSATION
                                      AGGREGATE           PENSION OR RETIREMENT          ESTIMATED        FROM THE TRUST AND THE
        NAME OF PERSON,              COMPENSATION       BENEFITS ACCRUED AS PART OF    ANNUAL BENEFITS        LKCM FAMILY OF
           POSITION                 FROM THE TRUST         THE TRUST'S EXPENSES        UPON RETIREMENT     FUNDS PAID TO TRUSTEES
           --------                 --------------         --------------------        ---------------     ----------------------

H. Kirk Downey, Trustee                $12,000                      $0                       $0                   $12,000


J. Luther King, Trustee                     $0                      $0                       $0                        $0

Earle A. Sheilds, Jr., Trustee         $12,000                      $0                       $0                   $12,000







                                      B19

                         FUND TRANSACTIONS AND BROKERAGE

     The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various clients, including the Funds, although not all of these services are necessarily useful and of value in managing the Funds.

     It is not the Adviser's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

     Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

     The Adviser manages the Funds without regard generally to restrictions on Fund turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the Fund turnover rate for a Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of Fund turnover of a Fund, the higher these transaction costs borne by a Fund generally will be.

     The Fund turnover rate of a Fund is calculated by dividing (i) the lesser of purchases or sales of securities for the particular fiscal year by (ii) the monthly average of the value of the securities owned by the Fund during the particular fiscal year. In calculating the rate of Fund turnover, there is excluded from both (i) and (ii) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES

     Certain managed account clients of the Adviser may purchase shares of the Funds. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in a Fund.

     Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund's shares, if such assets were included in the Fund's assets at the time of purchase.

     Shares of the Funds are not qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in the jurisdiction unless an exemption from registration or qualification is available.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of Fund shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds, (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares. The officers of the Trust may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in a Fund by employees of the Adviser.

REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

     The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such "in-kind" redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described in the Prospectus under "Valuation of Shares," and such valuation will be made as of the same time the redemption price is determined.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least $1,000. Investors will be notified that the value of their account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the minimum before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     No fee is charged by the Trust for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by a Fund.

PRICING OF SHARES

     As indicated under "Valuation of Shares" in the Prospectus, a Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern Time) on each day the Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                    DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES

GENERAL

         It is the policy of each Fund to distribute all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both federal income tax on it and the imposition of the federal excise tax on certain undistributed income and capital gain. To avoid federal income tax on income and gains that are distributed, a Fund (each of which is treated as a separate corporation for federal income tax purposes) must qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. To qualify for that treatment, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, and Forward Contracts) derived with respect to its business of investing in securities or those currencies; and
(2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securi ties, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Any use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into Forward Contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith.

     The Funds also intend to declare and pay dividends and capital gain distributions so as to avoid imposition of federal excise tax.

     Undistributed net investment income is included in each Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor.

     As stated in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and other distributions are automatically paid in additional Fund shares at net asset value (as of the business day following the record date). This will remain in effect until a Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and other distributions in additional shares at net asset value) or the Cash Option (both income dividends and other distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or other distribution is paid.

TAXES - INVESTMENTS IN FOREIGN SECURITIES

                  Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Funds do not currently anticipate that securities of foreign issuers will constitute more than 10% of the Balanced Fund's total assets and 10% of the Fixed Income Fund's total assets at the end of their fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld. In addition, special tax consequences apply to investments in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on the disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed by the Funds to its shareholders -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

     Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders.




                             PERFORMANCE INFORMATION


TOTAL RETURN

     Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

         P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

YIELD

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

     YIELD = 2 [ (A-B +1)6 - 1]
                 -----
                  cd
where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonable can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

COMPARISON OF FUND PERFORMANCE

     The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Funds may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

     The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

          S&P 500 - The S&P 500 is a Fund of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

          Lehman Brothers Government/Corporate Index ("LB Govt/Corp") - The LB Govt/Corp is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Each Fund is a series of the LKCM Funds which was established under Delaware law by a Declaration of Trust dated February 10, 1994. Prior to December 30, 1997 the LKCM Funds was known as the LKCM Fund. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Funds") of shares. Currently, the Trust offers four series. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

     The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund of assets, shareholders of different classes may bear different expenses in connection with methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes nor of changing the method of distribution of shares of the Funds.

different
     When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

AUDITORS

     Deloitte & Touche LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin, serves as the Funds' independent auditors, whose services include examination of the Funds' financial statements and the performance of other related audit and tax services.

CODE OF ETHICS

     The Trust has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Trust and imposes certain disclosure and reporting obligations.

                                    APPENDIX

DESCRIPTION OF BOND RATINGS

   Excerpts from Moody's Investors Service, Inc. Corporate Bond Ratings:

     AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


   Excerpts from Standard & Poor's Corporation Corporate Bond Ratings:

     AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

     BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


   Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and

"AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

     PLUS (+) MINUS(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.


   Excerpts from Duff & Phelps Corporate Bond Ratings:

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP: Preferred stock with dividend arrearage.